AmericaFirst Large Cap Share Buyback Fund

Class A: SBQAX  Class U: SBQUX  Class I: SBQIX

NOVEMBER 1, 2017

PROSPECTUS AND SUMMARY PROSPECTUS

Supplement August 28, 2018

The following supplements the information provided in the Fund’s fee table and related expense limitation agreement disclosures in the prospectus dated November 1, 2017, as supplemented March 28, 2018.  The Fund’s adviser has agreed to extend the related expense limitation agreement to August 31, 2019, at the following levels: Class A 1.75%, Class U 2.50%, and Class I 1.50%.

Consequently, the following fee table replaces the previous fee table.  Additionally, any descriptions of the related expense limitation agreement to the contrary of that described above should be disregarded.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 36 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 39 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.21%	2.96%	1.96%
Fee Waiver(2)	(0.46)%	(0.46)%	(0.46)%
Total Annual Fund Operating Expenses After Fee Waiver	1.75%	2.50%	1.50%

(1) Estimated for the current fiscal year.

(2) The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any front-end or contingent deferred loads, legal fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 1.75%, 2.50% and 1.50% for Class A, Class U and Class I, respectively.  These expense limitations will remain in effect until at least October 31, 2019.  This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits and any expense limits in place at the time of the recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$669	$1,115
Class U	$479	$1,101
Class I	$153	$571

The Prospectus and Statement of Additional Information each dated November 1, 2017, as supplemented each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus, Summary Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-877-217-8363.

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated August 28, 2018

to the Statement of Additional Information dated November 1, 2017, as supplemented March 8, 2018, March 28, 2018, May 24, 2018

AmericaFirst Large Cap Share Buyback Fund

Class A: SBQAX  Class U: SBQUX Class I: SBQIX

______________________________________________________________________________

The following supplements the information provided under the heading “ADVISOR”

The Fund’s adviser has agreed to extend the expense limitation agreement to August 31, 2019, at the following levels: Class A 1.75%, Class U 2.50%, and Class I 1.50%.  Any descriptions of the related expense limitation agreement to the contrary of that described above should be disregarded.

The Statement of Additional Information dated November 1, 2017, as supplemented, the Prospectus dated November 1, 2017, as supplemented, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus, Summary Prospectus and Statement of Additional Information, each as supplemented, have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling Shareholder Services at 1-877-217-8363.

Please retain this Supplement for future reference.